UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03326
Morgan Stanley U.S. Government Money Market Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices)	(Zip code)
Kevin Klingert
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: January 31, 2012
Date of reporting period: July 31, 2011

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley U.S. Government Money Market Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)
For the six months ended July 31, 2011

Market Conditions

During the second half of 2010, the broader U.S. economy continued to expand. Gross domestic product (GDP) for the third quarter of 2010 expanded at a faster pace than the prior quarter, at 2.6 percent, with a 3.1 percent growth rate for the fourth quarter. However, as the calendar turned, 2011 growth was depressed by a variety of factors. Severe winter weather, unrest in the Middle East, the tragedy in Japan and subsequent supply chain disruptions, the onset of the second stage of the European debt crisis, and growing concerns about the indebtedness of the United States all were contributing factors that led to a slowdown in growth. GDP for the first quarter of 2011 was revised down from an initial report of 1.9 percent to 0.4 percent, while second quarter growth came in at an annualized rate of only 1.3 percent. In addition, job growth, which had staged a noticeable pickup, again began to stagnate. After averaging a monthly gain of 138,000 in the fourth quarter of 2010 and 165,000 in the first quarter of 2011, job gains fell to an average of 86,000 in the second quarter, punctuated by a paltry 25,000 in May and 18,000 in June. A small degree of optimism crept back into the market with the release of the July employment report showing job gains of 154,000. The unemployment rate, which had dropped from 9.5 percent in July 2010 to 8.8 percent in March 2011, rose to 9.2 percent in June and fell back to 9.1 percent in July.

As expected, the Federal Reserve’s second quantitative easing (QE2) program was completed at the end of June. In order to continue to maintain policy accommodation, the Fed announced their intention to continue to reinvest maturing securities and principal paydowns into Treasury securities as they look to maintain the size of their balance sheet. Going forward, the Fed has acknowledged the recent growth slowdown but view the soft patch as being temporary. In addition, the threat of deflation that was present when the Fed decided to undertake QE2 has been replaced by a pickup in underlying inflation trends. Core inflation as measured by the core consumer price index (CPI) rose from 0.6 percent in October 2010 to 1.6 percent in June 2011, approaching the upper range of the Fed’s comfort zone.

After the close of the reporting period, on Friday August 5, 2011, Standard & Poor’s (S&P) downgraded the U.S. long-term debt credit rating to AA+, affirming the short-term rating at A-1+. Given that S&P had provided advance warning of a possible downgrade, the markets cannot be completely surprised. Nonetheless, the extraordinary nature of the U.S. being downgraded by one notch combined with global events left the full, long-term impact of the downgrade unclear. We continue to actively monitor events and maintain a cautious approach in managing our liquidity portfolios during these fluid moments. As evidenced by our historically low weighted average maturity (WAM), we have positioned our portfolio with a view towards seeking high liquidity, in anticipation of this type of market uncertainty.

Performance Analysis

As of July 31, 2011, Morgan Stanley U.S. Government Money Market Trust had net assets of approximately $1.67 billion and an average portfolio maturity of 21 days. For the six-month period ended July 31, 2011, the Fund provided a total return of 0.00 percent. For the seven-day period ended July 31, 2011, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and −0.43 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and −0.44 percent (non-subsidized), while its 30-day moving average yield for July was 0.01 percent (subsidized) and −0.48 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

We remain quite comfortable in our conservative approach to managing our money market funds. Our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Fund, has put us in a unique position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 07/31/11
Repurchase Agreements	83.2%
U.S. Government Agency Securities	16.5
U.S. Treasury Security	0.3

MATURITY SCHEDULE as of 07/31/11
1 – 30 Days	93.0%
31 – 60 Days	1.8
61 – 90 Days	2.2
91 – 120 Days	1.8
121 + Days	1.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund invests in high quality, short-term U.S. government securities. In selecting investments, the Investment Adviser seeks to maintain the Fund’s share price at $1.00. The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Fund may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration. The Fund may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank. Further, the Fund may purchase securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Finally, the Fund may purchase U.S. government securities guaranteed under the Federal Deposit Insurance Corporation (“FDIC”) Temporary Liquidity Guarantee Program.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 02/01/11 – 07/31/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period @
			02/01/11 –
	02/01/11	07/31/11	07/31/11
Actual (0.00% return)	$1,000.00	$1,000.00	$0.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.03	$0.50

@	Expenses are equal to the Fund’s annualized expense ratio of 0.10% multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 0.59%.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the one-year period but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund’s performance was acceptable, and the management fee and total expense ratio were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley U.S. Government Money Market Trust
Portfolio of Investments - July 31, 2011 (unaudited)

		ANNUALIZED
PRINCIPAL		YIELD
AMOUNT IN		ON DATE OF	MATURITY
THOUSANDS		PURCHASE	DATE	VALUE
	Repurchase Agreements (82.1%)
$125,000	Barclays Capital, Inc., (dated 07/26/11; proceeds $125,001,215; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.64% – 5.00% due 04/01/18 – 06/01/41; Federal National Mortgage Association 1.53% – 6.00% due 04/01/21 – 10/01/38; valued at $128,750,001)	0.05%	08/02/11	$125,000,000
247,230	BNP Paribas Securities Corp., (dated 07/29/11; proceeds $247,234,121; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.50% – 5.00% due 01/01/40 – 02/01/41; Federal National Mortgage Association 3.50% - 6.00% due 08/01/23 – 04/01/41; valued at $254,646,900)	0.20	08/01/11	247,230,000
190,000	Credit Agricole Securities USA, Inc., (dated 07/29/11; proceeds $190,002,375; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.38% due 01/15/25; valued at $193,800,082)	0.15	08/01/11	190,000,000
60,000	Deutsche Bank Securities, Inc., (dated 07/26/11; proceeds $60,000,700; fully collateralized by U.S. Government Obligations; U.S. Treasury Strip 0.00% due 08/15/16 – 11/15/22; valued at $61,647,643)	0.06	08/02/11	60,000,000
50,000	Deutsche Bank Securities, Inc., (dated 07/27/11; proceeds $50,000,972; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 3.04% - 7.00% due 10/01/38 – 04/01/41; valued at $51,500,625)	0.10	08/03/11	50,000,000
260,000	Deutsche Bank Securities, Inc., (dated 07/29/11; proceeds $260,004,550; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.78% – 5.73% due 05/01/34 – 04/01/41; Federal National Mortgage Association 2.48% - 5.97% due 08/01/36 – 12/01/40; valued at $267,800,000)	0.21	08/01/11	260,000,000

See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust
Portfolio of Investments - July 31, 2011 (unaudited) continued

		ANNUALIZED
PRINCIPAL		YIELD
AMOUNT IN		ON DATE OF			MATURITY
THOUSANDS		PURCHASE			DATE	VALUE
$60,000	Goldman Sachs & Co., (dated 07/27/11; proceeds $60,001,400; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% – 6.00% due 01/01/26 – 01/01/41; Federal National Mortgage Association 2.72% – 6.00% due 09/01/24 – 06/01/41; valued at $61,800,000)	0.12%			08/03/11	$60,000,000
100,000	ING Financial Markets LLC, (dated 07/29/11; proceeds $100,001,750; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.68% – 6.00% due 10/01/32 – 07/01/41; valued at $103,237,805)	0.21			08/01/11	100,000,000
130,000	TD Securities USA, Inc., (dated 07/29/11; proceeds $130,001,625; fully collateralized by U.S. Government Obligations; U.S. Treasury Bond 4.25% due 11/15/40; U.S. Treasury Note 1.50% – 2.75% due 06/30/16 - 02/15/19; valued at $132,600,019)	0.15			08/01/11	130,000,000
150,000	Wells Fargo Securities LLC, (dated 07/29/11; proceeds $150,002,750; fully collateralized by U.S. Government Obligations; U.S. Treasury Bill 0.00% due 08/04/11 – 12/01/11; valued at $153,000,029)	0.22			08/01/11	150,000,000

	Total Repurchase Agreements (Cost $1,372,230,000)					1,372,230,000

				DEMAND
				DATE (b)
	U.S. Agency Securities (16.2%)
	Federal Farm Credit Bank
15,000		0.12	(a)	08/01/11	04/11/12	14,998,936
7,000		0.23	(a)	08/15/11	09/15/11	7,000,362
3,000		0.39	(a)	08/01/11	03/19/12	3,001,554
	Federal Home Loan Bank
50,000		0.01		—	08/12/11	49,999,820
7,000		0.09	(a)	08/01/11	08/01/11	6,999,988
10,000		0.11	(a)	08/26/11	08/26/11	9,999,625
20,000		0.14	(a)	08/25/11	10/25/12	19,994,988
13,000		0.15	(a)	08/26/11 – 09/12/11	09/12/11 – 01/26/12	12,998,527
7,000		0.19		—	08/11/11	6,999,966
5,500		0.22	(a)	10/13/11	10/13/11	5,500,425
5,000		0.30	(a)	08/01/11	12/15/11	5,000,000

See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust
Portfolio of Investments - July 31, 2011 (unaudited) continued

		ANNUALIZED
PRINCIPAL		YIELD
AMOUNT IN		ON DATE OF		DEMAND	MATURITY
THOUSANDS		PURCHASE		DATE (b)	DATE	VALUE
$10,000		0.33%		—	09/08/11	$10,002,091
4,355		0.75		—	12/21/11	4,362,316
10,000		1.00		—	12/28/11	10,031,115
5,660		3.75		—	09/09/11	5,682,429
	Federal Home Loan Mortgage Corporation
30,000		0.10		—	10/12/11	29,993,833
15,050		0.14	(a)	08/21/11 – 08/29/11	12/21/11 – 12/29/11	15,046,909
2,700		0.15	(a)	08/10/11	08/10/11	2,699,937
8,690		0.19	(a)	08/26/11	10/26/11	8,689,524
5,000		0.20	(a)	08/05/11	08/05/11	5,000,065
	Federal National Mortgage Association
8,000		0.10	(a)	08/01/11	08/11/11	7,999,867
30,000		1.00		—	11/23/11	30,080,689

	Total U.S. Agency Securities (Cost $272,082,966)					272,082,966

	U.S. Treasury Security (0.3%)
5,000	U.S. Treasury Note (Cost $5,015,032)	1.13		—	12/15/11	5,015,032

	Total Investments (Cost $1,649,327,998) (c)				98.6%	1,649,327,998
	Other Assets in Excess of Liabilities				1.4	23,097,547

	Net Assets				100.0%	$1,672,425,545

(a)	Rate shown is the rate in effect at July 31, 2011.
(b)	Date of next interest rate reset.
(c)	Cost is the same for federal income tax purposes.

See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust
Financial Statements

Statement of Assets and Liabilities
July 31, 2011 (unaudited)

Assets:
Investments in securities, at value (cost $1,649,327,998, including repurchase agreements of $1,372,230,000)	$1,649,327,998
Cash	149,354
Receivable for:
Shares of beneficial interest sold	47,074,720
Interest	194,804
Prepaid expenses and other assets	24,132

Total Assets	1,696,771,008

Liabilities:
Payable for:
Shares of beneficial interest redeemed	23,981,932
Transfer agent fee	183,669
Administration fee	11,217
Dividends to shareholders	2
Accrued expenses and other payables	168,643

Total Liabilities	24,345,463

Net Assets	$1,672,425,545

Composition of Net Assets:
Paid-in-capital	$1,672,463,127
Dividends in excess of net investment income	(37,572)
Accumulated net realized loss	(10)

Net Assets	$1,672,425,545

Net Asset Value Per Share
1,672,521,140 shares outstanding (unlimited shares authorized of $.01 par value)	$1.00

Statement of Operations
For the six months ended July 31, 2011 (unaudited)

Net Investment Income:
Interest Income	$607,485

Expenses
Investment advisory fee (Note 3)	2,082,954
Shareholder servicing fee (Note 4)	547,698
Administration fee (Note 3)	273,849
Transfer agent fees and expenses	195,537
Professional fees	44,534
Shareholder reports and notices	36,139
Custodian fees	18,647
Trustees’ fees and expenses	10,401
Other	18,323

Total Expenses	3,228,082
Less: amounts waived/reimbursed (Note 4)	(2,675,886)

Net Expenses	552,196

Net Investment Income	$55,289

See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JULY 31, 2011	JANUARY 31, 2011
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$55,289	$60,089
Net realized gain	—	255

Net Increase	55,289	60,344

Dividends and Distributions to Shareholders from:
Net investment income	(54,738)	(59,509)
Net realized gain	—	(581)

Total Dividends and Distributions	(54,738)	(60,090)

Net increase (decrease) from transactions in shares of beneficial interest	1,158,379,745	(138,178,521)

Net Increase (Decrease)	1,158,380,296	(138,178,267)

Net Assets:
Beginning of period	514,045,249	652,223,516

End of Period (Including dividends in excess of net investment income of $(37,572) and $(38,123), respectively)	$1,672,425,545	$514,045,249

See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust
Notes to Financial Statements - July 31, 2011 (unaudited)

1.	Organization and Accounting Policies
Morgan Stanley U.S. Government Money Market Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objectives are security of principal, high current income and liquidity. The Fund was organized as a Massachusetts business trust on November 18, 1981 and commenced operations on February 17, 1982.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund’s custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “other expenses” in the Statement of Operations. Each of the tax years in the four-year period ended January 31, 2011 remains subject to examination by taxing authorities.

Morgan Stanley U.S. Government Money Market Trust
Notes to Financial Statements - July 31, 2011 (unaudited) continued

E. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to shareholders as of the close of each business day.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Fair Valuation Measurements
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

Morgan Stanley U.S. Government Money Market Trust
Notes to Financial Statements - July 31, 2011 (unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of July 31, 2011 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT JULY 31, 2011 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKETS FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Short-Term Investments
Repurchase Agreements	$1,372,230,000	—	$1,372,230,000	—
U.S. Agency Securities	272,082,966	—	272,082,966	—
U.S. Treasury Security	5,015,032	—	5,015,032	—

Total	$1,649,327,998	—	$1,649,327,998	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the Levels as of the end of the period. As of July 31, 2011, the Fund did not have any investments transfer between investment levels.
3. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the “Adviser”), the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% to the portion of the daily net assets exceeding $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund’s daily net assets.

Morgan Stanley U.S. Government Money Market Trust
Notes to Financial Statements - July 31, 2011 (unaudited) continued

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Adviser has agreed to cap the Fund’s operating expenses by assuming the Fund’s “other expenses” and/or waiving the Fund’s advisory fees, and the Administrator has agreed to waive the Fund’s administrative fees, to the extent that such operating expenses exceed 0.75% of the average daily net assets of the Fund on an annualized basis. These fee waivers and/or expense reimbursements are expected to continue for at least one year or until such time that the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.
4. Shareholder Services Plan
Pursuant to a Shareholder Services Plan (the “Plan”), the Fund may pay Morgan Stanley Distribution, Inc. (the “Distributor”) as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund’s average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended July 31, 2011, the shareholder servicing fee was accrued at the annual rate of 0.10%.

The Distributor, Adviser and Administrator have agreed to waive/reimburse all or a portion of the Fund’s shareholder servicing fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended July 31, 2011, the Distributor waived $358,856, the Adviser waived $2,082,954 and the Administrator waived $234,076. These fee waivers and/or expense reimbursements are expected to continue for one year or until such time that the Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
5. Transactions with Affiliates
Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended July 31,

Morgan Stanley U.S. Government Money Market Trust
Notes to Financial Statements - July 31, 2011 (unaudited) continued

2011, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $1,941. At July 31, 2011, the Fund had an accrued pension liability of $60,633, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
6. Shares of Beneficial Interest
Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JULY 31, 2011	JANUARY 31, 2011
	(unaudited)

Shares sold	3,359,990,761	606,177,171
Shares issued in reinvestment of dividends and distributions	53,990	60,069

	3,360,044,751	606,237,240
Shares Redeemed	(2,201,665,006)	(744,360,679)

Net increase (decrease) in shares outstanding	1,158,379,745	(138,123,439)

7. Expense Offset
The Fund has entered into an arrangement with State Street (“Custodian”), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “expense offset” in the Statement of Operations.
8. Risks Relating to Certain Financial Instruments
The Fund may invest in, or receive as collateral for repurchase agreements, securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). Securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency (“FHFA”) serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Morgan Stanley U.S. Government Money Market Trust
Notes to Financial Statements - July 31, 2011 (unaudited) continued

The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.
9. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of January 31, 2011, the Fund had temporary book/tax differences attributable to nondeductible expenses.
10. Accounting Pronouncement
In May 2011, FASB issued Accounting Standards Update (“ASU”) 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. At this time, the Fund’s management is evaluating the implications of ASU 2011-04.

Morgan Stanley U.S. Government Money Market Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED JANUARY 31,
	JULY 31, 2011		2011		2010		2009		2008		2007
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net income from investment operations	0.000	(1)	0.000	(1)	0.000	(1)	0.015		0.044		0.044
Less dividends and distributions from net investment income	(0.000	)(1)	(0.000	)(1)(2)	(0.000	)(1)(2)	(0.015	)(2)	(0.044	)(2)	(0.044	)(2)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.00	%(3)(6)	0.01%		0.02%		1.54%		4.50%		4.49%
Ratios to Average Net Assets:
Total expenses	0.10	%(5)(7)	0.21	%(5)	0.34	%(4)(5)	0.61	%(4)(5)	0.75%		0.74	%(5)
Net investment income	0.01	%(5)(7)	0.01	%(5)	0.01	%(4)(5)	1.37	%(4)(5)	4.36%		4.36	%(5)
Supplemental Data:
Net assets, end of period, in millions	$1,672		$514		$652		$1,647		$920		$779

(1)	Amount is less than $0.001.
(2)	Includes capital gain distribution of less than $0.001.
(3)	Amount is less than 0.005%.
(4)	Reflects fees paid in connection with the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.04% and 0.02% for the years ended 2010 and 2009, respectively.
(5)	If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor, Investment Adviser, and Administrator, the annualized expense and net investment income (loss) ratios, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED	RATIO	INCOME (LOSS) RATIO
July 31, 2011	0.59%	(0.48)%
January 31, 2011	0.70	(0.48)
January 31, 2010	0.70	(0.35)
January 31, 2009	0.62	1.36
January 31, 2007	0.80	4.30

(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust
Change in Independent Registered Public Accounting Firm (unaudited)

On June 7, 2011, Deloitte & Touche LLP were dismissed as Independent Registered Public Accounting Firm of the Fund.

The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On June 7, 2011, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new Independent Registered Public Accounting Firm.

Morgan Stanley U.S. Government Money Market Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distribution, Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley U.S. Government Money Market Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

Morgan Stanley U.S. Government Money Market Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397
Monday — Friday between 8 a.m. and 6 p.m. (EST)

Morgan Stanley U.S. Government Money Market Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What if an affiliated company becomes a nonaffiliated third party?
If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect

Morgan Stanley U.S. Government Money Market Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice To Residents Of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Kevin Klingert
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company, Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

(c)  2011 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
U.S. Government
Money Market Trust

Semiannual
Report

July 31, 2011

DWGSAN
IU11-01959P-Y07/11

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley U.S. Government Money Market Trust

/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
September 20, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
September 20, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
September 20, 2011

3